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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 29, 2003





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


          Minnesota                       0-25620                41-1459569
(State or other jurisdiction     (Commission file number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)




                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434




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Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  c.           Exhibits

                  Exhibit      Description of Exhibit
                  -------      ----------------------

                  99           Press release dated May 29, 2003

Item 9.           Regulation FD Disclosure.
                  ------------------------

                  On May 29, 2003, A.S.V., Inc. ("ASV") issued a press release disclosing it has revised its outlook for its level of anticipated net sales and earnings per share for its second quarter of 2003 and its fiscal year 2003.

                  For additional information, see the press release included as
                  Exhibit 99 hereto.

                  The attached Exhibit is furnished pursuant to Item 12 on Form 8-K.



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 SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 29, 2003



                                               A.S.V., INC.


                                               By: /s/ Gary Lemke
                                                   -----------------------------
                                                   Its:  President
                                                         -----------------------





                                  EXHIBIT INDEX


          Exhibit     Description of Exhibit
          -------     ----------------------
             99       Press release dated May 29, 2003